                                                                   Exhibit 99.14

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                      TOTAL

                                       AGGREGATE                          WEIGHTED    AVERAGE
                         NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL
                          MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE
MORTGAGE INSURANCE         LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING
------------------       ---------  --------------  ----------  --------  --------  -----------
No Insurance               2,944    $  576,791,208     52.04%    7.201%      646      $195,921
Mtge Guaranty Insurance
   Corp.                   2,309    $  531,488,440     47.96%    7.156%      617      $230,181
                           -----    --------------    ------     -----       ---      --------
TOTAL:                     5,253    $1,108,279,648    100.00%    7.179%      632      $210,980
                           =====    ==============    ======     =====       ===      ========

                         WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                          AVERAGE   AVERAGE   AVERAGE   AVERAGE  PERCENT
                         ORIGINAL  ORIGINAL  ORIGINAL  ORIGINAL    FULL   PERCENT
MORTGAGE INSURANCE          LTV      CLTV      ELTV      ECLTV     DOC       IO
------------------       --------  --------  --------  --------  -------  -------
No Insurance              83.96%    92.32%    83.96%    92.32%    40.09%   63.49%
Mtge Guaranty Insurance
   Corp.                  89.63%    89.67%    59.55%    59.59%    69.46%   27.92%
                          -----     -----     -----     -----     -----    -----
TOTAL:                    86.68%    91.05%    72.25%    76.62%    54.18%   46.43%
                          =====     =====     =====     =====     =====    =====


                                     GROUP 3

                                      AGGREGATE                         WEIGHTED    AVERAGE
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE
MORTGAGE INSURANCE         LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING
------------------       ---------  ------------  ----------  --------  --------  -----------
No Insurance                 963    $302,124,342     64.75%    6.950%      662      $313,732
Mtge Guaranty Insurance
   Corp.                     447    $164,456,693     35.25%    7.031%      625      $367,912
                           -----    ------------    ------     -----       ---      --------
TOTAL:                     1,410    $466,581,035    100.00%    6.979%      649      $330,909
                           =====    ============    ======     =====       ===      ========

                         WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                          AVERAGE   AVERAGE   AVERAGE   AVERAGE  PERCENT
                         ORIGINAL  ORIGINAL  ORIGINAL  ORIGINAL    FULL   PERCENT
MORTGAGE INSURANCE          LTV      CLTV      ELTV      ECLTV     DOC       IO
------------------       --------  --------  --------  --------  -------  -------
No Insurance              82.58%    95.50%    82.58%    95.50%    29.30%   83.00%
Mtge Guaranty Insurance
   Corp.                  90.27%    90.33%    59.58%    59.64%    63.75%   41.38%
                          -----     -----     -----     -----     -----    -----
TOTAL:                    85.29%    93.68%    74.47%    82.86%    41.45%   68.33%
                          =====     =====     =====     =====     =====    =====